UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 21, 2005

                             ----------------------

                             Sypris Solutions, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                     0-24020                   61-1321992
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
     of Incorporation)               File Number)            Identification No.)

101 Bullitt Lane, Suite 450
    Louisville, Kentucky                                            40222
   (Address of Principal                                          (Zip Code)
     Executive Offices)

       Registrant's telephone number, including area code: (502) 329-2000

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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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                 Section 5--Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

               On March 21, 2005, Sypris Solutions, Inc. (the "Company") announced that Robert B. Sanders, recently named to Group Vice President for the Company's Electronics Group, has also been named President of Sypris Electronics. Mr. Sanders will replace James G. Cocke, who previously served in that role. The full text of the press release is set forth in Exhibit 99 hereto.

               The information in this Form 8-K and the attached Exhibit is being furnished pursuant to Item 5.02 "Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


                  Section 9 - Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits.

(c) Exhibits.

    Exhibit Number        Description of Exhibit
    --------------        ----------------------

     99                   Press release issued March 21, 2005.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 21, 2005                     Sypris Solutions, Inc.

                                          By: /s/ David D. Johnson
                                              ---------------------------------
                                              David D. Johnson
                                              Vice President and Chief Financial
                                              Officer

                                        2

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                                INDEX TO EXHIBITS


         Exhibit
         Number                             Description
         ------                             -----------

         99                Registrant's press release dated March 21, 2005.